Exhibit 99.2

z	REVOCABLE PROXY CAMCO FINANCIAL CORPORATION	{

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.     By Telephone (using a Touch-Tone Phone); or

2.     By Internet; or

3.     By Mail.

To Vote by Telephone:

Call 1-866-411-6875 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., February 19, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/cafi prior to 3 a.m., February 19, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

	Mark here if you plan to attend the meeting.	☐
	Mark here for address change.	☐

Special Meeting Materials are available at: http://www.cfpproxy.com/3852sm	Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

		For	Against	Abstain			For	Against	Abstain
1.	Adoption of the agreement and plan of merger dated as of October 9, 2013 by and between Huntington Bancshares Incorporated and Camco Financial Corporation.	☐	☐	☐	3.	Adjournment of the special meeting to a later date or dates, if necessary, to further permit solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the agreement and plan of merger.	☐	☐	☐
		For	Against	Abstain	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
2.	Approve on a non-binding, advisory basis, the compensation to be paid to Camco Financial Corporation’s named executive officers that is based on or otherwise related to the merger.	☐	☐	☐	IMPORTANT: Please sign and date this Proxy below.

UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE SPECIAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting of Stockholders of Camco Financial Corporation and of the accompanying Proxy Statement is hereby acknowledged.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

x	y

CAMCO FINANCIAL CORPORATION – SPECIAL MEETING, FEBRUARY 19, 2014

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

http://www.cfpproxy.com/3852sm

You can vote in one of three ways:

1.	Call toll free 1-866-411-6875 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/cafi and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

CAMCO FINANCIAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

February 19, 2014

3:00 p.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Camco Financial Corporation (“Camco”) hereby constitutes and appoints Jeffrey T. Tucker as the proxy of the undersigned with full power of substitution and resubstitution, to vote at the Special Meeting of Stockholders of Camco to be held at The Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on February 19, 2014, at 3:00 p.m. Eastern Time (the “Special Meeting”), all of the shares of Camco common stock which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.	Adoption of the agreement and plan of merger dated as of October 9, 2013 by and between Huntington Bancshares Incorporated and Camco Financial Corporation.

2.	Approve on a non-binding, advisory basis, the compensation to be paid to Camco Financial Corporation’s named executive officers that is based on or otherwise related to the merger.

3.	Adjournment of the Special Meeting to a later date or dates, if necessary, to further permit solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the agreement and plan of merger.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

3852

z	REVOCABLE PROXY CAMCO FINANCIAL CORPORATION	{

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF

CAMCO FINANCIAL CORPORATION

CAMCO FINANCIAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Camco Financial Corporation (“Camco”) hereby constitutes and appoints Jeffrey T. Tucker as the proxy of the undersigned with full power of substitution and resubstitution, to vote at the Special Meeting of Stockholders of Camco to be held at The Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on February 19, 2014, at 3:00 p.m. Eastern Time (the “Special Meeting”), all of the shares of Camco common stock which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 19, 2014.

THE PROXY STATEMENT IS AVAILABLE AT:

http://www.cfpproxy.com/3852sm

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

		For	Against	Abstain
1.	Adoption of the agreement and plan of merger dated as of October 9, 2013 by and between Huntington Bancshares Incorporated and Camco Financial Corporation.	☐	☐	☐

		For	Against	Abstain
2.	Approve on a non-binding, advisory basis, the compensation to be paid to Camco Financial Corporation’s named executive officers that is based on or otherwise related to the merger.	☐	☐	☐

		For	Against	Abstain
3.	Adjournment of the special meeting to a later date or dates, if necessary, to further permit solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the agreement and plan of merger.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

IMPORTANT: Please sign and date this Proxy below.

UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE SPECIAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting of Stockholders of Camco Financial Corporation and of the accompanying Proxy Statement is hereby acknowledged.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

x	3852	y

z	REVOCABLE PROXY CAMCO FINANCIAL CORPORATION	{

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.     By Telephone (using a Touch-Tone Phone); or

2.     By Internet; or

3.     By Mail.

To Vote by Telephone:

Call 1-866-411-6875 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., February 19, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/cafi prior to 3 a.m., February 19, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

	Mark here if you plan to attend the meeting.	☐
	Mark here for address change.	☐

Special Meeting Materials are available at:	Comments:

http://www.cfpproxy.com/3852

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

		For	Against	Abstain		For	Against	Abstain
1.	Adoption of the agreement and plan of merger dated as of October 9, 2013 by and between Huntington Bancshares Incorporated and Camco Financial Corporation.	☐	☐	☐	4 0 1 K

3.     Adjournment of the special meeting to a later date or dates, if necessary, to further permit solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the agreement and plan of merger.

						☐	☐	☐
		For	Against	Abstain		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
2.	Approve on a non-binding, advisory basis, the compensation to be paid to Camco Financial Corporation’s named executive officers that is based on or otherwise related to the merger.	☐	☐	☐		IMPORTANT: Please sign and date this Proxy below.

UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE SPECIAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting of Stockholders of Camco Financial Corporation and of the accompanying Proxy Statement is hereby acknowledged.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

x	y

CAMCO FINANCIAL CORPORATION – SPECIAL MEETING, FEBRUARY 19, 2014

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

http://www.cfpproxy.com/3852sm

You can vote in one of three ways:

1.	Call toll free 1-866-411-6875 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/cafi and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

CAMCO FINANCIAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

February 19, 2014

3:00 p.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Camco Financial Corporation (“Camco”) hereby constitutes and appoints Jeffrey T. Tucker as the proxy of the undersigned with full power of substitution and resubstitution, to vote at the Special Meeting of Stockholders of Camco to be held at The Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on February 19, 2014, at 3:00 p.m. Eastern Time (the “Special Meeting”), all of the shares of Camco common stock which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.	Adoption of the agreement and plan of merger dated as of October 9, 2013 by and between Huntington Bancshares Incorporated and Camco Financial Corporation.

2.	Approve on a non-binding, advisory basis, the compensation to be paid to Camco Financial Corporation’s named executive officers that is based on or otherwise related to the merger.

3.	Adjournment of the Special Meeting to a later date or dates, if necessary, to further permit solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the agreement and plan of merger.

401-K

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

7362